UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2015

MGT Capital Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32698	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Mamaroneck Avenue, Suite 204, Harrison, NY 10528

(Address of principal executive offices, including zip code)

(914) 630-7430

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On December 17, 2015, MGT Capital Investments, Inc., a Delaware corporation (the “Company”) entered into Securities Purchase Agreements (the “Purchase Agreements”) with a current stockholder and another investor pursuant to which the Company agreed to sell in a registered direct offering a total of 688,556 shares (the “Shares”) of its common stock at a price per share of $0.25. The Company has not engaged an underwriter or placement agent in connection with this offering.

The offering is expected to close on or about December 22, 2015, subject to the satisfaction of customary closing conditions contained in the Purchase Agreements. The Purchase Agreements also contain customary representations, warranties and agreements by us and the purchasers, indemnification obligations for us, other obligations of the parties and termination provisions.

The foregoing summary of the Purchase Agreements is subject to, and qualified in its entirety by reference to, the Purchase Agreements, the form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The Purchase Agreements contain representations and warranties that the respective parties made to, and solely for the benefit of, the other parties thereto in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties. The provisions of the Purchase Agreements, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements or as stated therein and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.

A copy of the opinion of Sichenzia Ross Friedman Ference LLP relating to the validity of the issuance and sale of the Shares is attached as Exhibit 5.1 hereto. The offer and sale of the Shares was made pursuant to the Company’s shelf registration statement on Form S-3 (SEC File No. 333-182298), which became effective on September 25, 2012, and a prospectus supplement thereto dated December 17, 2015.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Sichenzia Ross Friedman Ference LLP

10.1	Form of Securities Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGT CAPITAL INVESTMENTS, INC.

Date: December 18, 2015	By:	/s/ Robert B. Ladd
Name: Robert B. Ladd
Title: President and Chief Executive Officer